Exhibit 99.2

Supplemental Investor Package

First Quarter 2009

Investor Contact:
Jennifer DiBerardino
Vice President, Investor Relations
Tel:  973-948-1364
jennifer.diberardino@selective.com

SELECTIVE INSURANCE GROUP, INC.
FIRST QUARTER 2009 INVESTOR PACKET
TABLE OF CONTENTS
Earnings Press Release	2
Selected Balance Sheet Data	7
Selected Income Statement Data	8
Quarterly Investment Income	9
Statutory Combined Ratio Summary by LOB Quarter	10
Consolidated Balance Sheets	11
Consolidated Statements of Income	12
Consolidated Statements of Stockholder’s Equity	13
Consolidated Statements of Cash Flow	14
Statutory Balance Sheets	15
Statutory Statements of Income	16
Investment Portfolio – Appendix
Municipal Fixed Income Portfolio Exhibit	17
Ratings on Municipal Fixed Income Portfolio Exhibit	18
Structured Securities Chart	19
Structured Securities Ratings Migration	20
RMBS & RABS Chart	21
RMBS & RABS by Vintage Year Exhibit	22
RMBS and RABS by Type Exhibit	23
RMBS & RABS Ratings Migrations	24
CMBS Chart	25
CMBS by Vintage Year Exhibit	26
CMBS by Type Exhibit	27
CMBS Ratings Migration	28
2007 Vintage CMBS Chart	29
2007 Vintage CMBS Exhibit	30
2005 & 2006 Vintage CMBS Exhibit	31
2005 & 2006 Vintage CMBS Exhibit	32
Alt-A RMBS Chart	33
Alt-A by Vintage Year Exhibit	34
Fixed Income Government & Agency Exposure Exhibit	35
Fixed Maturities Severity & Duration of Unrealized/Unrecognized Losses Exhibit	36
Credit Quality of AFS Securities Exhibit	37
Credit Quality of HTM Securities Exhibit	38

Selective Insurance Group, Inc.
Selected Balance Sheet Data (unaudited)
($ in thousands, except per share amounts)

	March 31,			March 31,			December 31,
	2009			2008			2008
			Unrecognized/			Unrecognized/			Unrecognized/
	Balance	Market	Unrealized	Balance	Market	Unrealized	Balance	Market	Unrealized
	Sheet	Value	Gain/(Loss)	Sheet	Value	Gain/(Loss)	Sheet	Value	Gain/(Loss)
Invested Assets:
Corporate bonds[1,2]	$1,053,477	1,047,586	(97,934)	$1,251,910	1,251,913	(26,416)	$1,024,179	1,024,181	(124,294)
Gov't\ Municipal bonds[2]	2,072,518	2,059,462	59,158	1,774,064	1,774,186	31,862	2,011,262	2,011,275	35,240
Total bonds	3,125,995	3,107,048	(38,776)	3,025,974	3,026,099	5,446	3,035,441	3,035,456	(89,054)
Equities	94,472	94,472	(5,226)	232,787	232,787	85,613	132,131	132,131	6,184
Short-term investments	271,277	271,277	-	212,616	212,616	-	198,111	198,111	-
Trading securities	-	-	-	23,148	23,148	5,861	2,569	2,569	(1,216)
Other investments	153,337	153,337	(16,192)	197,097	197,097	26,109	172,057	172,057	(5,585)
Total invested assets	3,645,081	3,626,134	(60,194)	3,691,622	3,691,747	123,029	3,540,309	3,540,324	(89,671)

Invested assets per $ of stockholders' equity	4.00			3.53			3.98

Total assets	5,001,933			4,970,486			4,941,332

Liabilities:
Reserve for losses	2,273,947			2,199,024			2,256,329
Reserve for loss expenses	390,890			368,274			384,644
Unearned premium reserve	856,823			850,494			844,334

Total liabilities	4,091,798			3,924,794			4,050,839

Stockholders' equity	910,135			1,045,692			890,493

Total debt to capitalization ratio	23.1%			21.5%			23.5%
Adjusted total debt to capitalization ratio [3]	16.7%			15.0%			17.0%

Book value per share	17.23			19.62			16.84

Book value per share excluding
FAS 115 unrealized gain or loss on bond portfolio	17.47			19.55			17.94

NPW per insurance segment employee	783			823			797

Statutory premiums to surplus ratio	1.8x			1.5x			1.7x

Statutory surplus	849,985			1,016,282			884,431

[1] Includes mortgage-backed and asset backed securities.
[2] Certain prior year amounts were reclassified to conform with currrent year presentation.
[3] The adjusted debt to capitalization ratio reflects a reduction in debt for amounts held in an irrevocable trust for the benefit of senior note holders as well as the median rating agency equity treatment of 75% applied to our $100 million Junior Subordinated Notes issued September 25, 2006.

Selective Insurance Group, Inc.
Selected Income Statement Data (unaudited)
March 2009	THREE MONTHS ENDED MARCH 31,
($ in thousands, except per share amounts)	2009		2008
		Per diluted share		Per diluted share
Consolidated
Revenue	$369,565		$439,047
Operating income	2,739	0.05	19,518	0.36
Net realized (losses) gains, after tax	(15,616)	(0.30)	985	0.02
Net (loss) income	(12,877)	(0.25)	20,503	0.38
Operating return on equity	1.2%		7.4%

Insurance Operations
Gross premiums written	436,441		443,979
Net premiums written	375,783		391,954
Net premiums earned	363,873		383,387
Underwriting (loss) profit - before tax	(2,963)		1,799
- after tax	(1,926)	(0.04)	1,169	0.02
GAAP combined ratio	100.8%		99.5%

Commercial lines
Net premiums earned	311,545		332,091
GAAP combined ratio	100.1%		98.3%
Personal lines
Net premiums earned	52,328		51,296
GAAP combined ratio	105.3%		107.3%

Investments
Net investment income - before tax	15,717		37,866
- after tax	15,141	0.29	29,371	0.55
Effective tax rate	3.7%		22.4%
Annual after-tax yield on investment portfolio	1.7%		3.2%
Annual after-tax, after-interest expense yield	1.3%		2.8%
Invested assets per $ of stockholders' equity	4.00		3.53

Human Resource Administration Outsourcing
Annual gross billings	917,256		988,002
Revenue	12,719		15,118
Income - after tax	73	0.00	507	0.01
Return on revenue	0.6%		3.4%
Worksite lives	20,381		24,017

Other expenses (net of other income)
Interest expense - before tax	(5,024)		(5,309)
- after tax	(3,266)	(0.06)	(3,451)	(0.06)

Other - after tax	$(7,283)	(0.14)	$(8,078)	(0.16)

Diluted weighted avg shares outstanding	52,352		53,882

Selective Insurance Group, Inc. and Consolidated Subsidiaries

Quarterly
GAAP Investment Income (unaudited)
($ in thousands)

	For the three months ended		%
	March	March	Increase
	2009	2008	(Decrease)
Investment Income:
Interest:
Fixed Maturity Securities	36,261	36,406	(0.4)
Short-term	612	1,437	(57.4)
Alternative Investments	(20,549)	1,833	N/M
Dividends	515	1,159	(55.6)
Change in Fair Value	262	(1,888)	113.9
Miscellaneous	172	74	132.4
	17,273	39,021	(55.7)

Investment Expense	1,556	1,155	34.7

Net Investment Income Before Tax	15,717	37,866	(58.5)

Tax	576	8,495	(93.2)

Net Investment Income After Tax	$15,141	29,371	(48.4)

Net Investment Income per Share	0.29	0.55	(47.3)

Effective Tax Rate	3.7%	22.4%

Average Yields:

Fixed Maturity Securities
Pre Tax	4.3%	4.6%
After Tax	3.4%	3.6%

Portfolio
Pre Tax	1.7%	4.1%
After Tax	1.7%	3.2%

	Year to Date
	March	March
Net Realized Gains (Losses)	2009	2008
Fixed Maturities Gains	$4,533	$543
Fixed Maturities Losses	(28,368)	(1,154)
Total Fixed Maturities	(23,835)	(611)

Equity Securities Gains	19,663	2,597
Equity Securities Losses	(19,853)	(471)
Total Equity Securities	(190)	2,126

Total	(24,025)	1,515
Net of Tax	(15,616)	985

(1)	Certain prior year amounts were reclassified to conform with current year presentation.

Selective Insurance Group, Inc.
2009 Statutory Results by Line of Business
March 2009 YTD (unaudited)
($ in thousands)

	Net Premiums Written	Percent Change	Net Premiums Earned	Percent Change	Loss Ratio	LAE Ratio	Underwriting Expense Ratio	Dividends to Policyholders Ratio	Combined Ratio 2009	Combined Ratio 2008	Underwriting Gain/(Loss)

Personal Lines:

Homeowners	$15,351	8.8%	$17,106	3.2%	84.1%	8.7%	37.4%	0.0%	130.2%	111.8%	$(4,508)
Auto	32,639	(2.8)%	32,852	0.8%	56.3%	13.8%	30.5%	0.0%	100.6%	113.4%	$(134)
Other (including flood)	2,352	13.6%	2,371	11.9%	75.7%	(10.9)%	(31.4)%	0.0%	33.4%	1.1%	1,573
Total	$50,342	1.2%	$52,328	2.0%	66.3%	11.0%	29.7%	0.0%	107.0%	107.8%	$(3,069)

Commercial Lines:

Fire/IM	$50,234	4.1%	$48,885	(2.1)%	59.5%	4.8%	37.3%	(0.6)%	101.0%	96.6%	$(995)
Workers compensation	72,176	(10.1)%	70,377	(10.3)%	51.5%	14.6%	24.6%	1.8%	92.5%	94.5%	4,836
General liability	99,804	(10.3)%	94,224	(8.8)%	54.0%	18.2%	32.5%	(0.3)%	104.4%	97.1%	(5,927)
Auto	79,859	(0.4)%	75,846	(4.3)%	60.6%	7.2%	28.6%	(0.3)%	96.1%	100.1%	1,772
BOP	16,377	7.8%	15,210	7.6%	71.8%	12.2%	33.8%	0.0%	117.8%	105.1%	(3,099)
Bonds	4,339	(4.3)%	4,623	(3.2)%	23.1%	4.9%	59.4%	0.0%	87.4%	81.1%	750
Other	2,652	7.9%	2,380	4.4%	(2.1)%	0.8%	43.1%	0.0%	41.8%	47.9%	1,268
Total	$325,441	(4.9)%	$311,545	(6.2)%	55.9%	12.0%	31.1%	0.1%	99.1%	96.9%	$(1,394)

Grand Total	$375,783	(4.1)%	$363,873	(5.1)%	57.4%	11.9%	30.8%	0.1%	100.2%	98.3%	$(4,463)

Note: Some amounts may not foot due to rounding.

		2009	2008
	Losses Paid	$195,792	$188,840
	LAE Paid	36,685	34,461
	Total Paid	$232,477	$223,301

SELECTIVE INSURANCE GROUP, INC.	Unaudited
CONSOLIDATED BALANCE SHEETS	March 31,	December 31,
($ in thousands, except share amounts)	2009	2008
ASSETS
Investments:
Fixed maturity securities, held-to-maturity – at amortized cost
(fair value of: $1,867,519 – 2009; $1,178 – 2008)	$1,886,466	1,163
Fixed maturity securities, available-for-sale – at fair value
(amortized cost of: $1,265,228 – 2009; $3,123,346 – 2008)	1,239,529	3,034,278
Equity securities, available-for-sale – at fair value
(cost of: $99,698 – 2009; $125,947 – 2008)	94,472	132,131
Short-term investments – at cost which approximates fair value	271,277	198,111
Equity securities, trading – at fair value	-	2,569
Other investments	153,337	172,057
Total investments	3,645,081	3,540,309
Cash and cash equivalents	12,631	18,643
Interest and dividends due or accrued	35,555	36,538
Premiums receivable, net of allowance for uncollectible
accounts of: $5,251 – 2009; $4,237 – 2008	483,237	480,894
Other trade receivables, net of allowance for uncollectible
accounts of: $306 – 2009; $299 – 2008	21,799	19,461
Reinsurance recoverable on paid losses and loss expenses	5,262	6,513
Reinsurance recoverable on unpaid losses and loss expenses	228,303	224,192
Prepaid reinsurance premiums	97,196	96,617
Current federal income tax	2,483	26,327
Deferred federal income tax	140,484	146,801
Property and equipment – at cost, net of accumulated
depreciation and amortization of: $135,712 – 2009; $132,609 – 2008	49,706	51,697
Deferred policy acquisition costs	213,669	212,319
Goodwill	29,637	29,637
Other assets	36,890	51,384
Total assets	$5,001,933	4,941,332

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Reserve for losses	$2,273,947	2,256,329
Reserve for loss expenses	390,890	384,644
Unearned premiums	856,823	844,334
Notes payable	273,885	273,878
Commissions payable	31,653	48,560
Accrued salaries and benefits	125,139	147,050
Other liabilities	139,461	96,044
Total liabilities	4,091,798	4,050,839

Stockholders' Equity:
Preferred stock of $0 par value per share: Authorized shares: 5,000,000; no shares issued or outstanding
Common stock of $2 par value per share:
Authorized shares: 360,000,000
Issued: 95,376,045 – 2009; 95,263,508 – 2008	190,752	190,527
Additional paid-in capital	221,835	217,195
Retained earnings	1,108,335	1,128,149
Accumulated other comprehensive income	(63,420)	(100,666)
Treasury stock – at cost (shares: 42,556,303 – 2009; 42,386,921 – 2008)	(547,367)	(544,712)
Total stockholders' equity	910,135	890,493
Commitments and contingencies
Total liabilities and stockholders' equity	$5,001,933	4,941,332

SELECTIVE INSURANCE GROUP, INC.
UNAUDITED CONSOLIDATED STATEMENTS OF INCOME	Quarters ended
	March 31,
($ in thousands, except per share amounts)	2009	2008
Revenues:
Net premiums written	$375,783	391,954
Net increase in unearned premiums and prepaid reinsurance premiums	(11,910)	(8,567)
Net premiums earned	363,873	383,387
Net investment income earned	15,717	37,866
Net realized (losses) gains	(24,025)	1,515
Other income	14,000	16,279
Total revenues	369,565	439,047

Expenses:
Losses incurred	209,089	210,130
Loss expenses incurred	43,105	42,946
Policy acquisition costs	113,106	127,677
Dividends to policyholders	465	535
Interest expense	5,024	5,309
Other expenses	19,698	25,848
Total expenses	390,487	412,445

(Loss) income before federal income tax	(20,922)	26,602

Federal income tax (benefit) expense:
Current	5,694	11,135
Deferred	(13,739)	(5,036)
Total federal income tax (benefit) expense	(8,045)	6,099

Net (loss) income	$(12,877)	20,503

Earnings per share:
Basic net (loss) income	$(0.25)	0.39

Diluted net (loss) income	$(0.25)	0.38

Dividends to stockholders	$0.13	0.13

SELECTIVE INSURANCE GROUP, INC.
UNAUDITED CONSOLIDATED STATEMENTS OF
STOCKHOLDERS’ EQUITY
	Quarters ended March 31,
($ in thousands, except per share amounts)	2009		2008
Common stock:
Beginning of year	$190,527		189,306
Dividend reinvestment plan
(shares: 36,670 – 2009; 19,298 – 2008)	73		38
Convertible debentures
(shares: 45,759 – 2008)	-		92
Stock purchase and compensation plans
(shares: 75,867 – 2009; 133,339 – 2008)	152		267
End of period	190,752		189,703

Additional paid-in capital:
Beginning of year	217,195		192,627
Dividend reinvestment plan	373		429
Convertible debentures	-		645
Stock purchase and compensation plans	4,267		10,088
End of period	221,835		203,789

Retained earnings:
Beginning of year	1,128,149		1,105,946
Cumulative-effect adjustment due to adoption of FAS 159,
net of deferred income tax effect of $3,344	-		6,210
Net (loss) income	(12,877)	(12,877)	20,503	20,503
Cash dividends to stockholders ($0.13 per share – 2009;
$0.13 per share – 2008)	(6,937)		(7,062)
End of period	1,108,335		1,125,597

Accumulated other comprehensive (loss) income:
Beginning of year	(100,666)		86,043
Cumulative-effect adjustment due to adoption of FAS 159,
net of deferred income tax effect of $(3,344)	-		(6,210)
Other comprehensive income (loss) increase (decrease) in:
Net unrealized gains (losses) on investment securities,
net of deferred income tax effect of
$20,152 – 2009, $(14,357) – 2008	37,425	37,425	(26,663)	(26,663)
Defined benefit pension plans, net of deferred income tax effect of
$(97) – 2009; $19 – 2008	(179)	(179)	35	35
End of period	(63,420)		53,205
Comprehensive income (loss)		24,369		(6,125)

Treasury stock:
Beginning of year	(544,712)		(497,879)
Acquisition of treasury stock
(shares: 169,382 – 2009; 1,196,663 – 2008)	(2,655)		(28,723)
End of period	(547,367)		(526,602)
Total stockholders’ equity	$910,135		1,045,692

SELECTIVE INSURANCE GROUP, INC.
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOW	Quarters ended March 31,
($ in thousands)	2009	2008
Operating Activities
Net (loss) income	$(12,877)	20,503

Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization	6,788	7,129
Stock-based compensation expense	3,238	8,896
Undistributed losses of equity method investments	20,549	980
Net realized losses (gains)	24,025	(1,515)
Postretirement life curtailment benefit	(4,217)	-
Deferred tax benefit	(13,739)	(5,036)
Unrealized (gain) loss on trading securities	(262)	1,888

Changes in assets and liabilities:
Increase in reserves for losses and loss expenses, net of reinsurance recoverable
on unpaid losses and loss expenses	20,019	29,598
Increase in unearned premiums, net of prepaid reinsurance and advance premiums	11,497	8,295
Decrease/increase in net federal income tax recoverable/payable	23,844	9,854
Increase in premiums receivable	(2,343)	(185)
Increase in other trade receivables	(2,338)	(618)
(Increase) Decrease in deferred policy acquisition costs	(1,350)	876
Decrease in interest and dividends due or accrued	1,012	1,033
Decrease in reinsurance recoverable on paid losses and loss expenses	1,251	122
Decrease in accrued salaries and benefits	(16,211)	(11,724)
Decrease in accrued insurance expenses	(14,221)	(24,950)
Purchase of trading securities	-	(4,530)
Sale of trading securities	2,831	4,696
Other-net	7,424	641
Net adjustments	67,797	25,450
Net cash provided by operating activities	54,920	45,953

Investing Activities
Purchase of fixed maturity securities, held-to-maturity	(50,408)	-
Purchase of fixed maturity securities, available-for-sale	(216,000)	(77,944)
Purchase of equity securities, available-for-sale	(60,100)	(7,212)
Purchase of other investments	(4,620)	(15,506)
Purchase of short-term investments	(601,637)	(341,234)
Sale of fixed maturity securities, available-for-sale	168,019	30,452
Sale of short-term investments	528,471	318,696
Redemption and maturities of fixed maturity securities, held-to-maturity	34,097	1,492
Redemption and maturities of fixed maturity securities, available-for-sale	51,666	79,566
Sale of equity securities, available-for-sale	86,318	6,995
Proceeds from other investments	14,499	2,609
Purchase of property and equipment	(1,360)	(1,825)
Net cash used in investing activities	(51,055)	(3,911)

Financing Activities
Dividends to stockholders	(6,955)	(6,572)
Acquisition of treasury stock	(2,655)	(28,723)
Net proceeds from stock purchase and compensation plans	885	2,196
Excess tax benefits from share-based payment arrangements	(1,152)	1,265
Principal payments of convertible debt	-	(8,754)
Net cash used in financing activities	(9,877)	(40,588)
Net (decrease) increase in cash and cash equivalents	(6,012)	1,454
Cash and cash equivalents, beginning of year	18,643	8,383
Cash and cash equivalents, end of period	$12,631	9,837

Supplemental Disclosures of Cash Flow Information
Cash paid (received) during the year for:
Interest	$$1,875	1,968
Federal income tax	(17,000)	-
Supplemental schedule of non-cash financing activity:
Conversion of convertible debentures	-	169

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
Unaudited Statutory Balance Sheets
($ in thousands)

	March 31	December 31
	2009	2008*

ASSETS
Bonds	$3,112,564	3,104,395
Common stocks	94,472	134,700
Affiliated mortgage loan	39,855	40,000
Other investments	153,634	172,346
Short-term investments	209,957	137,878
Total investments	3,610,482	3,589,319

Cash on hand and in banks	(32,603)	(36,472)
Interest and dividends due and accrued	35,716	36,523
Premiums receivable	480,317	476,768
Reinsurance recoverable on paid losses and expenses	5,262	6,513
Federal income tax recoverable	-	12,069
Deferred tax recoverable	88,964	86,208
EDP equipment	3,246	3,815
Equities and deposits in pools and associations	8,220	8,517
Receivable for sold securities	1,355	13,278
Capital contribution receivable	20,000	-
Other assets	26,317	28,719
Total assets	$4,247,276	4,225,257

LIABILITIES
Reserve for losses	$2,045,009	2,031,947
Reinsurance payable on paid loss and loss expense	912	716
Reserve for loss expenses	389,245	382,796
Unearned premiums	759,627	747,717
Reserve for commissions payable	31,653	48,560
Ceded balances payable	10,840	8,421
Federal income tax payable	14,515	-
Premium and other taxes payable	23,407	20,721
Reserve for dividends to policyholders	4,134	5,023
Reserves for unauthorized/overdue reinsurance	1,416	1,416
Payable for securities	36,149	-
Funds withheld on account of others	6,210	4,977
Accrued salaries and benefits	57,511	74,287
Other liabilities	16,663	14,245
Total liabilities	3,397,291	3,340,826

POLICYHOLDERS' SURPLUS
Capital	28,325	28,325
Paid in surplus	235,792	235,792
Unassigned surplus	585,868	620,314
Total policyholders' surplus	849,985	884,431
Total liabilities and policyholders' surplus	$4,247,276	4,225,257

*December 31, 2008 results include a retroactive affiliate transaction involving Selective Insurance Company of America, Selective Insurance Group, Inc., and Wantage Avenue Holding Company, Inc.

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
Unaudited Statutory Statements Of Income
($ in thousands)

	Three Months Ended
		March

UNDERWRITING	2009		2008

Net premiums written	$375,783		391,953

Net premiums earned	363,873		383,387

Net losses paid	195,792		188,840
Change in reserve for losses	13,062		21,284
Net losses incurred	208,854	57.4%	210,124	54.8%
Net loss expenses paid	36,685		34,461
Change in reserve for loss expenses	6,451		8,279
Net loss expenses incurred	43,136	11.9%	42,740	11.1%
Net underwriting expenses incurred	115,813	30.8%	126,486	32.3%
Total deductions	367,803		379,350
Statutory (loss) gain	(3,930)		4,037

Net loss from premium balances charged off	(1,334)		(653)
Finance charges and other income	1,266		691
Total other (expense) income	(68)	0.0%	38	0.0%
Policyholders' dividends incurred	(465)	0.1%	(535)	0.1%
Total underwriting (loss) gain	(4,463)	100.2%	3,540	98.3%

INVESTMENT
Net investment income earned	26,054		40,248
Net realized (loss) gain	(24,978)		3,320
Total (loss) income before income tax	(3,387)		47,108
Federal income tax expense	9,584		14,694

Net (loss) income	$(12,971)		32,414

Policyholders' Surplus
Surplus, beginning of period	$884,431		1,034,294

Net (loss) income	(12,971)		32,414
Change in deferred tax	15,052		1,411
Change in unrealized (losses)	(22,061)		(18,115)
Dividends to stockholders	(12,003)		(24,540)
Paid in surplus	20,000		-
Change in non-admitted assets	(22,463)		(9,087)
Surplus adjustments	-		(95)

Net change in surplus for period	(34,446)		(18,012)

Surplus, end of period	$849,985		1,016,282

Statutory underwriting (loss) gain:	$(4,463)		3,540

Adjustments under GAAP:
Deferred policy acquisition costs	1,351		(876)
Other, net	149		(865)
GAAP underwriting (loss) gain	$(2,963)		1,799

Note: Some amounts or ratios may not foot due to rounding.
Certain amounts have been reclassified to conform to the current year's presentation.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Municipal Fixed Income Portfolio as of March 31, 2009
($ in millions)
(unaudited)

	Average	Market	% of Total	Unrealized/ Unrecognized
	Credit Rating	Value	Muni Portfolio	Gain/(Loss)

Uninsured Securities	AA+	908	53%	$26

Securities with Insurance Enhanced[1]	AA+	807	47%	22
Without Insurance Enhancement	AA-

Total		$1,715	100%	$48

[1] Includes $25.7 million of unrated municipal fixed income securities which are considered to be investment grade.
A "BBB-" rating has been applied to these municipal fixed income securities in the interest of conservatism.

Note: Some amounts may not foot due to rounding.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Ratings on Municipal Fixed Income Portfolio
March 31, 2009
($ in millions)
(unaudited)

	Uninsured Securities (1)		Insurance Enhanced Securities[1] (2)		Underlying Rating of Insurance Enhanced Securities[1] (3)		Total Municipal Fixed Income Portfolio (with Insurance Enhancement) (1) + (2)		Total Municipal Fixed Income Portfolio (without Insurance Enhancement) (1) + (3)
Ratings	Market Value	% of Total	Market Value	% of Total	Market Value	% of Total	Market Value	% of Total	Market Value	% of Total
AAA	$ 481	53%	$ 221	27%	$ 63	8%	$ 702	41%	$ 545	32%
AA+	150	16%	85	11%	102	13%	235	14%	252	15%
AA	151	17%	111	14%	142	17%	261	16%	292	17%
AA-	70	8%	327	41%	242	30%	398	23%	313	18%
A+	28	3%	10	1%	87	11%	39	2%	115	7%
A	-	0%	40	5%	75	9%	40	2%	75	4%
A-	18	2%	10	1%	57	7%	28	2%	75	4%
BBB+	1	0%	3	0%	9	1%	4	0%	9	1%
BBB	7	1%	-	0%	-	0%	7	0%	7	0%
BBB-	-	0%	-	0%	30	4%	-	0%	30	2%
BB+	2	0%	-	0%	-	0%	2	0%	2	0%
Total	$ 908	100%	$ 807	100%	$ 807	100%	$ 1,715	100%	$ 1,715	100%
Average Rating:		AA+		AA+		AA-		AA+	AA
Unrealized/Unrecognized Gain/(Loss):	26		22				48

[1] Includes $25.7 million of unrated municipal fixed income securities which are considered to be investment grade.
A "BBB-" rating has been applied to these municipal fixed income securities in the interest of conservatism.

Note: Some amounts may not foot due to rounding.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Structured Securities
March 31, 2009

($ in thousands)
(unaudited)

•Market Value = $608,564 ; Unrealized Gain/(Loss) = ($81,370)
•Held to Maturity (HTM) 50%; Available for Sale (AFS) 50%
•Structured Security Portfolio Average Rating = AA+
•Structured Securities = 16.8% of the Total Portfolio

Selective Insurance Group Inc. and Consolidated Subsidiaries
Structured Securities
Ratings Migration (1)
March 31, 2009
($ in thousands)
(unaudited)

Original Rating		Current Rating
Rating	Amount	AAA	AA	A	BBB	BB	B	CC
AAA	$ 567,592	529,172	6,954	8,549	14,811	6,722	1,384	-
AA	25,452	4,796	17,432	2,028	-	291	-	905
A	9,881	-	-	9,881	-	-	-	-
BBB	2,889	-	-	-	2,580	309	-	-
BB	2,750	-	-	-	-	2,750	-	-
Total Market Value	$ 608,564	533,968	24,386	20,458	17,391	10,072	1,384	905

Note (1): Migration period is from the purchase date of each security to March 31, 2009

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Residential Mortgage Backed (RMBS) and Residential ABS (RABS) Securities
March 31, 2009

($ in thousands)
(unaudited)

•Market Value = $380,840; Unrealized Gain/(Loss) = ($38,135)
•Held to Maturity (HTM) 45%; Available for Sale (AFS) 55%
•RMBS & RABS Portfolio Average Rating = AA+
•RMBS & RABS Securities = 10.5% of the Total Portfolio

Selective Insurance Group Inc. and Consolidated Subsidiaries
Residential Mortgage Backed Securities (RMBS) and Residential ABS (RABS)- by Vintage Year
March 31, 2009
($ in thousands)
(unaudited)

Market Value

Vintage Yr	AAA	AA	A	BBB	BB	B	CC	Total	% of Total RMBS & RABS	% of Total Fixed Income Portfolio	% of Total GAAP Equity
1983	$16	$-	$-	$-	$-	$-	$-	$16	0%	0%	0%
2002	60,840	-	1,927	-	-	-	-	62,767	16%	2%	7%
2003	60,357	-	904	-	-	-	-	61,262	16%	2%	7%
2004	42,712	1,426	-	-	-	-	-	44,138	12%	1%	5%
2005	50,689	-	-	-	-	-	-	50,689	13%	2%	6%
2006	69,051	4,193	-	11,427	6,468	1,384	905	93,428	25%	3%	10%
2007	9,427	1,620	2,483	411	-	-	-	13,942	4%	0%	1%
2008	28,537	-	-	-	-	-	-	28,537	7%	1%	3%
2009	26,060	-	-	-	-	-	-	26,060	7%	1%	3%
Total RMBS & RABS-Market Value	$347,691	$7,239	$5,314	$11,838	$6,468	$1,384	$905	$380,840	100%	12%	42%
% of Total RMBS & RABS	91%	2%	2%	3%	2%	0%	0%	100%
% of Total Fixed Income Portfolio	11%	0%	0%	1%	0%	0%	0%	12%
% of Total GAAP Equity	38%	1%	1%	1%	1%	0%	0%	42%
Weighted Average Market Price	90.9	61.5	30.6	60.7	43.1	46.1	10.0	83.1

Unrealized/Unrecognized Gain/(Loss)

Vintage Yr	AAA	AA	A	BBB	BB	B	CC	Total
1983	$1	$-	$-	$-	$-	$-	$-	$1
2002	1,237	-	(457)	-	-	-	-	781
2003	160	-	(1,431)	-	-	-	-	(1,271)
2004	(1,822)	(384)	-	-	-	-	-	(2,206)
2005	(12,761)	-	-	-	-	-	-	(12,761)
2006	(8,781)	(1,982)	-	(87)	(2,101)	(754)	-	(13,705)
2007	102	(1,075)	(8,439)	(308)	-	-	-	(9,721)
2008	638	-	-	-	-	-	-	638
2009	109	-	-	-	-	-	-	109
Total RMBS & RABS - Unrealized/Unrecognized	$(21,117)	$(3,441)	$(10,327)	$(395)	$(2,101)	$(754)	$-	$(38,135)
% of Total RMBS & RABS	55%	9%	27%	1%	6%	2%	0%	100%

Note: Some amounts may not foot due to rounding.

Selective Insurance Group Inc. and Consolidated Subsidiaries
Residential Mortgage Backed Securities (RMBS) and Residential ABS (RABS)- by Type
March 31, 2009
($ in thousands)
(unaudited)

Market Value

RMBS Type	AAA	AA	A	BBB	BB	B	CC	Total	% of Total RMBS & RABS	% of Total Fixed Income Portfolio	% of Total GAAP Equity
Agency	$260,221	$-	$-	$-	$-	$-	$-	$260,221	68%	9%	29%
FHA/VA	10,252	-	-	-	-	-	-	10,252	3%	0%	1%
Total Agency	270,473	-	-	-	-	-	-	270,473	71%	9%	30%
Alt-A	30,289	1,426	-	3,210	3,571	1,384	-	39,880	10%	1%	4%
Alt-A CDO	-	-	-	-	-	-	905	905	0%	0%	0%
Home Equity ABS	-	-	1,927	-	-	-	-	1,927	1%	0%	0%
Non-Agency & Other Prime	46,929	5,814	3,387	8,628	2,897	-	-	67,656	18%	2%	8%
Total RMBS & RABS-Market Value	$347,691	$7,239	$5,314	$11,838	$6,468	$1,384	$905	$380,840	100%	12%	42%
% of Total RMBS & RABS	91%	2%	2%	3%	2%	0%	0%	100%
% of Total Fixed Income Portfolio	11%	0%	0%	1%	0%	0%	0%	12%
% of Total GAAP Equity	38%	1%	1%	1%	1%	0%	0%	42%
Weighted Average Market Price	90.9	61.5	30.6	60.7	43.1	46.1	10.0	83.1

Unrealized/Unrecognized Gain/(Loss)

RMBS Type	AAA	AA	A	BBB	BB	B	CC	Total
Agency	$7,684	$-	$-	$-	$-	$-	$-	$7,684
FHA/VA	(1,888)	-	-	-	-	-	-	(1,888)
Total Agency	5,796	-	-	-	-	-	-	5,796
Alt-A	(11,907)	(384)	-	-	-	(754)	-	(13,046)
Alt-A CDO	-	-	-	-	-	-	-	-
Home Equity ABS	-	-	(457)	-	-	-	-	(457)
Non-Agency & Other Prime	(15,006)	(3,057)	(9,871)	(395)	(2,101)	-	-	(30,428)
Total RMBS & RABS - Unrealized/Unrecognized	$(21,117)	$(3,441)	$(10,327)	$(395)	$(2,101)	$(754)	$-	$(38,135)
% of Total RMBS & RABS	55%	9%	27%	1%	6%	2%	0%	100%

Selective Insurance Group Inc. and Consolidated Subsidiaries
Residential Mortgage Backed (RMBS) and Asset Backed (RABS) Securities
Ratings Migration (1)
March 31, 2009
($ in thousands)
(unaudited)

Original Rating		Current Rating
Rating	Amount	AAA	AA	A	BBB	BB	B	CC
AAA	$ 374,385	347,560	5,619	1,927	11,427	6,468	1,384
AA	4,685	132	1,620	2,028	-	-	-	905
A	1,359	-	-	1,359	-	-	-	-
BBB	$ 411	-	-	-	411	-	-	-
BB	-	-	-	-	-	-	-	-
Total Market Value	380,840	347,692	7,239	5,314	11,838	6,468	1,384	905

Note (1): Migration period is from the purchase date of each security to March 31, 2009

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Commercial Mortgage Backed (CMBS) Securities
March 31, 2009
($ in thousands)
(unaudited)

• Market Value = $171,204; Unrealized Gain/(Loss) = ($33,438)
• Held to Maturity (HTM) 60%; Available for Sale (AFS) 40%
• CMBS Portfolio Average Rating = AAA
• CMBS Securities = 4.7% of the Total Portfolio

Selective Insurance Group Inc. and Consolidated Subsidiaries
Commercial Mortgage Backed Securities (CMBS) - by Vintage Year
March 31, 2009
($ in thousands)
(unaudited)

Market Value

Vintage Yr	AAA	AA	A	BBB	BB	Total	% of Total CMBS	% of Total Fixed Income Portfolio	% of Total GAAP Equity
1996	$5,022	$-	$-	$-	$-	$5,022	3%	0%	0%
1999	6,940	-	-	-	-	6,940	4%	0%	1%
2000	28,317	-	-	-	-	28,317	17%	1%	3%
2001	26,704	-	-	-	-	26,704	16%	1%	3%
2002	15,902	-	-	-	-	15,902	9%	1%	2%
2003	1,830	-	-	-	-	1,830	1%	0%	0%
2004	8,499	-	-	-	-	8,499	5%	0%	1%
2005	951	-	1,029	718	254	2,952	2%	0%	0%
2006	21,208	1,335	-	1,945	-	24,488	14%	1%	3%
2007	45,817	-	-	1,383	3,350	50,550	30%	2%	6%
Total CMBS-Market Value	$161,190	$1,335	$1,029	$4,046	$3,604	$171,204	100%	6%	19%
% of Total CMBS	94%	1%	1%	2%	2%	100%
% of Total Fixed Income Portfolio	5%	0%	0%	1%	0%	6%
% of Total GAAP Equity	18%	0%	0%	0%	1%	19%
Weighted Average Market Price	95.3	38.1	23.0	20.5	19.5	79.5

Unrealized/Unrecognized Gain/(Loss)

Vintage Yr	AAA	AA	A	BBB	BB	Total
1996	$(234)	$-	$-	$-	$-	$(234)
1999	38	-	-	-	-	38
2000	137	-	-	-	-	137
2001	815	-	-	-	-	815
2002	782	-	-	-	-	782
2003	(174)	-	-	-	-	(174)
2004	(1,000)	-	-	-	-	(1,000)
2005	(634)	-	(3,443)	(4,081)	(2,568)	(10,728)
2006	(5,216)	751	-	(7,673)	-	(12,138)
2007	(3,247)	-	-	(1,970)	(5,720)	(10,937)
Total CMBS-Unrealized/Unrecognized	$(8,733)	$751	$(3,443)	$(13,724)	$(8,289)	$(33,438)
% of Total CMBS	26%	-2%	10%	41%	25%	100%

Note: Some amounts may not foot due to rounding.

Selective Insurance Group Inc. and Consolidated Subsidiaries
Commercial Mortgage Backed Securities (CMBS) - by Type
March 31, 2009
($ thousands)
(unaudited)

Market Value

CMBS Type	AAA	AA	A	BBB	BB	Total	% of Total CMBS	% of Total Fixed Income Portfolio	% of Total GAAP Equity
Agency MultiFamily	$90,968	$-	$-	$-	$-	$90,968	53%	3%	10%
Conduit	11,252	-	-	-	-	11,252	7%	1%	1%
Fusion (1)	48,565	-	-	851	600	50,016	29%	2%	6%
Lease-Backed	4,148	-	-	-	-	4,148	2%	0%	0%
Re-Securitization	1,231	1,335	1,029	1,945	254	5,794	3%	0%	1%
Single Borrower - Multiple Properties	5,026	-	-	1,250	2,750	9,026	5%	0%	1%
Total CMBS-Market Value	$161,190	$1,335	$1,029	$4,046	$3,604	$171,204	100%	6%	19%
% of Total CMBS	94%	1%	1%	2%	2%	100%
% of Total Fixed Income Portfolio	5%	0%	0%	1%	0%	6%
% of Total GAAP Equity	18%	0%	0%	0%	1%	19%
Weighted Average Market Price	95.3	38.1	23.0	20.5	19.5	79.5

Unrealized/Unrecognized Gain/(Loss)

CMBS Type	AAA	AA	A	BBB	BB	Total
Agency MultiFamily	$3,383	$-	$-	$-	$-	$3,383
Conduit	(89)	-	-	-	-	(89)
Fusion (1)	(7,815)	-	-	(5,301)	(3,470)	(16,586)
Lease-Backed	40	-	-	-	-	40
Re-Securitization	(4,240)	751	(3,443)	(7,673)	(2,569)	(17,174)
Single Borrower - Multiple Properties	(12)	-	-	(750)	(2,250)	(3,012)
Total CMBS-Unrealized/Unrecognized	$(8,733)	$751	$(3,443)	$(13,724)	$(8,289)	$(33,438)
% of Total CMBS	26%	-2%	10%	41%	25%	100%

(1) Fusion means a CMBS composed of large and small loans.
Note: Some amounts may not foot due to rounding.

Selective Insurance Group Inc. and Consolidated Subsidiaries
Commercial Mortgage Backed Securities (CMBS)
Ratings Migration (1)
March 31, 2009
($ in thousands)
(unaudited)

Original Rating		Current Rating
Rating	Amount	AAA	AA	A	BBB	BB
AAA	$ 161,088	156,525	1,335	1,029	1,945	254
AA	4,956	4,665	-	-	-	291
A	-	-	-	-	-	-
BBB	2,410	-	-	-	2,101	309
BB	2,750	-	-	-	-	2,750
Total Market Value	$ 171,204	161,190	1,335	1,029	4,046	3,604

Note (1): Migration period is from the purchase date of each security to March 31, 2009

Selective Insurance Group, Inc. and Consolidated Subsidiaries
2007 Vintage Commercial Mortgage Backed (CMBS) Securities
March 31, 2009

($ in thousands)
(unaudited)

•Market Value = $50,550; Unrealized Gain/(Loss) = ($10,937)
•Held to Maturity (HTM) 41%; Available for Sale (AFS) 59%
•2007 Vintage CMBS Portfolio Average Rating = AA+
•2007 Vintage CMBS Securities = 1.6% of the Fixed Income Portfolio
•2007 Vintage CMBS Securities = 1.4% of the Total Portfolio
•2007 Vintage CMBS Securities = 5.5% of GAAP Equity

Selective Insurance Group Inc. and Consolidated Subsidiaries
2007 Vintage Commercial Mortgage Backed Securities (CMBS)
March 31, 2009
($ in thousands)
(unaudited)

Market Value

CMBS Type	AAA	BBB	BB	Total	% of 2007 Vintage CMBS	% of Total Fixed Income Portfolio	% of Total GAAP Equity
Agency MultiFamily	$40,531	$-	$-	$40,531	80%	1%	4%
Fusion (1)	5,286	133	600	6,020	12%	0%	1%
Single Borrower - Multiple Properties	-	1,250	2,750	4,000	8%	1%	1%
2007 Vintage CMBS-Market Value	$45,817	$1,383	$3,350	$50,550	100%	2%	6%
% of 2007 Vintage CMBS	91%	2%	7%	100%
% of Total Fixed Income Portfolio	1%	0%	1%	2%
% of Total GAAP Equity	5%	0%	1%	6%
Weighted Average Market Price	93.3	27.7	21.4	72.5

Unrealized/Unrecognized Gain/(Loss)

CMBS Type	AAA	BBB	BB	Total
Agency MultiFamily	$1,491	$-	$-	$1,491
Fusion (1)	(4,737)	(1,220)	(3,470)	(9,427)
Single Borrower - Multiple Properties	-	(750)	(2,250)	(3,000)
2007 Vintage CMBS-Unrealized/Unrecognized	$(3,247)	$(1,970)	$(5,720)	$(10,937)
% of 2007 Vintage CMBS	30%	18%	52%	100%

(1) Fusion means a CMBS composed of large and small loans
Note: Some amounts may not foot due to rounding.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
2005 & 2006 Vintage Commercial Mortgage Backed (CMBS) Securities
March 31, 2009

($ in thousands)
(unaudited)

•Market Value = $27,440; Unrealized Gain/(Loss) = ($22,866)
•Held to Maturity (HTM) 54%; Available for Sale (AFS) 46%
•2005 & 2006 Vintage CMBS Portfolio Average Rating = AA+
•2005 & 2006 Vintage CMBS Securities = 0.9% of the Fixed Income Portfolio
•2005 & 2006 Vintage CMBS Securities = 0.8% of the Total Portfolio
•2005 & 2006 Vintage CMBS Securities = 3.0% of GAAP Equity

Selective Insurance Group Inc. and Consolidated Subsidiaries
2005 & 2006 Vintage Commercial Mortgage Backed Securities (CMBS)
March 31, 2009
($ in thousands)
(unaudited)

Market Value

CMBS Type	AAA	AA	A	BBB	BB	Total	% of 2005 & 2006 Vintage CMBS	% of Total Fixed Income Portfolio	% of Total GAAP Equity
Agency MultiFamily	$ 12,497	$ -	$ -	$ -	$ -	$ 12,497	46%	1%	1%
Fusion (1)	8,431	-	-	718	-	9,149	33%	0%	1%
Single Borrower - Multiple Properties	1,231	1,335	1,029	1,945	254	5,794	21%	0%	1%
2005 & 2006 Vintage CMBS-Market Value	$ 22,159	$ 1,335	$ 1,029	$ 2,663	$ 254	$ 27,440	100%	1%	3%
% of 2007 Vintage CMBS	81%	5%	3%	10%	1%	100%
% of Total Fixed Income Portfolio	1%	0%	0%	0%	0%	1%
% of Total GAAP Equity	2%	0%	0%	0%	1%	3%
Weighted Average Market Price	80.3	38.1	23.0	18.1	9.0	51.7

Unrealized/Unrecognized Gain/(Loss)

CMBS Type	AAA	AA	A	BBB	BB	Total
Agency MultiFamily	$ (41)	$ -	$ -	$ -	$ -	$ (41)
Fusion (1)	(1,569)	-	-	(4,081)	-	(5,650)
Single Borrower - Multiple Properties	(4,240)	751	(3,443)	(7,673)	(2,568)	(17,174)
2005 & 2006 Vintage CMBS-Unrealized/Unrecognized	$ (5,850)	$ 751	$ (3,443)	$ (11,754)	$ (2,568)	$ (22,866)
% of 2005 & 2006 Vintage CMBS	26%	-3%	15%	51%	11%	100%

(1) Fusion means a CMBS composed of large and small loans
Note: Some amounts may not foot due to rounding.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Alt-A RMBS Securities
March 31, 2009

($ in thousands)
(unaudited)

•Market Value = $40,785; Unrealized Gain/(Loss) = ($13,046)
•Held to Maturity (HTM) 2%; Available for Sale (AFS) 98%
•Alt-A RMBS Portfolio Average Rating = AA
•Alt-A RMBS Securities = 1.1% of the Total Portfolio
-Fixed-30 Loan-to-Value Ratio = 72.6%
-Hybrid ARM Loan-to-Value Ratio = 71.9%
-Fixed-15 Loan-to-Value Ratio = 42.2%

Selective Insurance Group, Inc. and Consolidated Subsidiaries
ALT-A by Vintage Year
March 31, 2009
($ in thousands)
(unaudited)

Market Value

Vintage Yr	ALT-A Fixed-15	Alt-A Fixed-30	Alt-A Hybrid ARM	Alt-A CDO	Total	% of Total Alt-A	% of Total Fixed Income Portfolio	% of Total GAAP Equity
2002	$ 5,340	$ -	$ -	$ -	$ 5,340	13%	0%	0%
2003	-	1,698	430	-	2,128	5%	0%	0%
2004	-	2,043	1,535	-	3,578	9%	0%	0%
2005	-	2,993	2,396	-	5,389	13%	0%	1%
2006	-	21,509	1,936	905	24,350	60%	1%	3%
Total ALT-A, Market Value	$ 5,340	$ 28,243	$ 6,297	$ 905	$ 40,785	100%	1%	4%
% of Total ALT-A	13%	69%	16%	2%	100%
% of Total Fixed Income Portfolio	0%	1%	0%	0%	1%
% of Total GAAP Equity	0%	3%	1%	0%	4%
Weighted Average Market Price	99.8	45.3	54.5	10.0	46.2

Unrealized/Unrecognized Gain/(Loss)

Vintage Yr	ALT-A Fixed-15	Alt-A Fixed-30	Alt-A Hybrid ARM	Alt-A CDO	Total
2002	$ (9)	$ -	$ -	$ -	$ (9)
2003	-	(338)	(69)	-	(407)
2004	-	(260)	(443)	-	(703)
2005	-	(681)	(2,225)	-	(2,906)
*2006	-	(6,573)	(2,448)	-	(9,021)
Total ALT-A, Unrealized/Unrecognized	$ (9)	$ (7,852)	$ (5,185)	$ -	$ (13,046)
% of Total ALT-A	0%	60%	40%	0%	100%

*Alt-A purchases in 3Q06 were halted—no 2007 or later vintage in portfolio.

Note: Some amounts may not foot due to rounding.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Fixed Income Government & Agency Exposure
March 31, 2009
($ in thousands)
(unaudited)

		Unrecognized/ Unrealized
	Market Value	Gains

US Government
Small Business Adm	$36,143	$1,079
US Treasury (1)	39,686	5,479
Other US Govt Guaranteed (2)	96,156	1,640
Total US Government	171,985	8,198

Government Agency Debt
Fannie Mae	40,316	351
Freddie Mac	40,301	301
	80,617	652
Federal Farm Credit Bank	47,523	293
Federal Home Loan Bank	31,122	943
Tenn Valley Authority	13,526	1,177
	92,171	2,413
Total Govt Agency Debt	172,788	3,065

Total US Government Obligations	344,773	11,263

Agency MBS
Fannie Mae	78,201	2,381
Freddie Mac	107,728	2,408
Total Agency MBS(3)	185,929	4,789

Total Government & Agency Exposure	$530,702	$16,052

(1) $24.0 Million market value on deposit.
(2) U.S. Government includes corporate securities fully guaranteed by the Federal Deposit Insurance Corporation (FDIC).
(3) Included in the portfolios are $177.7 million market value of Ginnie Mae MBS which benefit from a direct government guarantee.

Note: Some amounts may not foot due to rounding.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Fixed Maturity Securities
Severity and Duration of Unrealized/Unrecognized Losses
March 31, 2009
($ in millions)
(unaudited)

	Unrealized/ Unrecognized	Fair
Fair Value as a Percentage of Amortized Cost	(Loss) Gain	Value
85% but less than 100% of amortized cost	$(21.3)	573.4
75% or more but less than 85% of amortized cost	(16.7)	72.3
Less than 75% of amortized cost	(93.3)	90.5
Gross unrealized/unrecognized losses on fixed maturity securities	(131.3)	736.2
Gross unrealized/unrecognized gains on fixed maturity securities	92.5	2,370.8
Net unrealized/unrecognized losses on fixed maturity securities	$(38.8)	3,107.0

	75% or more but less than 85% of Amortized Cost/	Less than 75% of Amortized Cost/
Duration of Unrealized/Unrecognized Loss Position	Carry Value	Carry Value
0 – 3 months	$(5.0)	(7.9)
4 – 6 months	(10.2)	(24.6)
7 – 9 months	(1.5)	(15.5)
10 – 12 months	-	(7.6)
Greater than 12 months	-	(37.7)
Gross unrealized/unrecognized losses	$(16.7)	(93.3)

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Credit Quality of Available for Sale Securities
March 31, 2009
($ in millions)
(unaudited)

	March 31, 2009			December 31, 2008
	Fair Value	Unrealized Gain (Loss)	Credit Quality	Fair Value	Unrealized Gain (Loss)	Credit Quality
AFS Portfolio:
U.S. government obligations1	$177.7	2.6	AAA	252.2	16.6	AAA
State and municipal obligations	451.0	21.8	AA+	1,758.0	18.6	AA+
Corporate securities	305.5	(9.7)	A	366.5	(22.9)	A
Mortgage-backed securities	278.6	(37.6)	AA+	596.2	(86.1)	AA+
Asset-backed securities ("ABS")	26.7	(2.8)	AA	61.4	(15.3)	AA
Total AFS portfolio	$1,239.5	(25.7)	AA+	3,034.3	(89.1)	AA+

State and Municipal Obligations:
Government obligations	$251.2	12.0	AA+	574.1	16.2	AA+
Special revenue obligations	199.8	9.8	AA+	1,183.9	2.4	AA+
Total state and municipal obligations	$451.0	21.8	AA+	1,758.0	18.6	AA+

Corporate Securities:
Financial	$63.2	(8.2)	AA-	101.0	(13.1)	A+
Industrials	41.4	1.0	A	67.7	(2.1)	A-
Utilities	27.5	(0.3)	A-	47.6	(0.8)	A
Consumer discretion	29.8	(1.0)	A	33.9	(1.5)	A-
Consumer staples	43.2	1.3	A	42.0	0.5	A
Health care	35.5	1.6	AA	22.7	0.7	A+
Materials	12.3	(2.7)	A-	13.2	(3.7)	BBB+
Energy	30.0	1.0	A+	19.1	(0.2)	A-
Information technology	10.2	(1.8)	BBB-	10.1	(1.9)	BBB
Telecommunications services	12.4	(0.6)	A-	9.2	(0.8)	A-
Total corporate securities	$305.5	(9.7)	A	366.5	(22.9)	A

Mortgage-backed securities:
Agency CMBS	$68.5	2.8	AAA	72.9	2.8	AAA
Non-agency CMBS	-	-	-	154.3	(34.8)	AAA
Agency RMBS	103.3	3.0	AAA	245.5	4.2	AAA
Non-agency RMBS	66.9	(30.3)	AA+	74.3	(28.4)	AA+
Alternative-A ("Alt-A") RMBS	39.9	(13.1)	AA+	49.2	(29.9)	AA+
Total MBS	$278.6	(37.6)	AA+	596.2	(86.1)	AA+

Asset-backed securities:
ABS	$26.7	(2.8)	AA	59.3	(15.1)	AA+
Alt-A ABS	-	-	-	0.9	-	B
Sub-prime ABS[2]	-	-	-	1.2	(0.2)	A
Total ABS	$26.7	(2.8)	AA	61.4	(15.3)	AA

1 U.S. Governemnt includes coporate securities fully guaranteed by the FDIC.
[2] Sub-prime exposure is defined as exposure to direct and indirect investments in non-agency residential mortgages with average FICO® scores below 650.

Unrealized gains (losses) represent market value fluctuations from the later of:  (i) the date a security is designated as available for sale; or (ii) the date that an other-than-temporary impairment charge is recognized, through the end of the reporting period.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Credit Quality of Held to Maturity Securities
March 31, 2009
($ in millions)
(unaudited)

	Fair Value	Carry Value	Unrecognized Holding Gain (Loss)	Unrealized Gain (Loss) in Other Comprehensive Income	Total Unrealized / Unrecognized Gain (Loss)	Credit Quality

HTM Fixed Maturity Portfolio[1]:
U.S. government obligations	$167.1	165.6	1.5	7.2	8.7	AAA
State and municipal obligations	1,263.7	1,278.2	(14.5)	40.6	26.1	AA+
Corporate securities	133.5	133.1	0.4	(7.3)	(6.9)	A
Mortgage-backed securities	270.6	276.2	(5.6)	(28.0)	(33.6)	AAA
Asset-backed securities	32.6	33.4	(0.8)	(6.6)	(7.4)	AA
Total HTM portfolio	$1,867.5	1,886.5	(19.0)	5.9	(13.1)	AA+

State and Municipal Obligations:
Government obligations	$310.6	315.1	(4.5)	17.0	12.5	AA+
Special revenue obligations	953.1	963.1	(10.0)	23.6	13.6	AA+
Total state and municipal obligations	$1,263.7	1,278.2	(14.5)	40.6	26.1	AA+

Corporate Securities:
Financial	$41.1	41.8	(0.7)	(5.0)	(5.7)	A
Industrials	32.0	31.7	0.3	(2.5)	(2.2)	A-
Utilities	16.9	16.5	0.4	(0.1)	0.3	A+
Consumer discretion	10.6	10.6	-	0.2	0.2	A
Consumer staples	18.9	18.7	0.2	0.6	0.8	AA-
Health care	3.0	3.0	-	-	-	BBB
Materials	1.9	1.9	-	(0.1)	(0.1)	BBB
Energy	9.1	8.9	0.2	(0.4)	(0.2)	A
Total corporate securities	$133.5	133.1	0.4	(7.3)	(6.9)	A

Mortgage-backed securities:
Agency CMBS	$22.5	22.4	0.1	0.5	0.6	AAA
Non-agency CMBS	80.2	85.8	(5.6)	(31.2)	(36.8)	AA+
Agency RMBS	156.7	157.0	(0.3)	3.1	2.8	AAA
Non-agency RMBS	11.2	11.0	0.2	(0.4)	(0.2)	AAA
Total mortgage-backed securities	$270.6	276.2	(5.6)	(28.0)	(33.6)	AAA

Asset-backed securities:
ABS	$30.6	30.9	(0.3)	(6.8)	(7.1)	AA+
Alt-A ABS	0.9	1.3	(0.4)	0.4	-	CC
Sub-prime ABS[2]	1.1	1.2	(0.1)	(0.2)	(0.3)	A
Total ABS	$32.6	33.4	(0.8)	(6.6)	(7.4)	AA

[1] 2008 HTM securities are not presented as they are not material
[2] Sub-prime exposure is defined as exposure to direct and indirect investments in non-agency residential mortgages with average FICO® scores below 650.
Unrecognized holding gains (losses) represent market value fluctuations from the later of:  (i) the date a security is designated as held to maturity; or (ii) the date that an other-than-temporary impairment charge is recognized, through the end of the reporting period.  In addition, for securities transferred from an available-for-sale designation, unrealized gain/loss amounts represent market value fluctuations from the later of: (i) the date a security was originally designated as available for sale; or (ii) the date that an other-than-temporary impairment charge was recognized, through the date of transfer, net of amortization subsequent to the date of transfer.